UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – March 22, 2006

ACE LIMITED

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction)	1-11778 (Commission File Number)	98-0091805 (I.R.S. Employer of Incorporation Identification No.)

ACE Global Headquarters

17 Woodbourne Avenue

Hamilton HM 08 Bermuda

(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 295-5200

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

A current report on Form 8-K was filed on January 31, 2006, containing the ACE Limited fourth quarter financial supplement. On March 22, 2006, ACE Limited revised its fourth quarter financial supplement to conform certain information to the financial statements included in Form 10-K for the year ended December 31, 2005, filed on March 16, 2006. The financial supplement is attached hereto as Exhibit 99.1, and is hereby incorporated herein by reference.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit Number	Description

99.1	Fourth Quarter 2005 Financial Supplement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACE LIMITED

By:	/s/ Paul Medini
Paul Medini Chief Accounting Officer

DATE: March 22, 2006

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Fourth Quarter 2005 Financial Supplement	Furnished herewith